EXHIBIT 10.65

        HOST AMERICA CORPORATION AND CERTAIN OF ITS SUBSIDIARIES
                        MASTER SECURITY AGREEMENT



To:  Laurus Master Fund, Ltd.
     c/o Ironshore Corporate Services, Ltd.
     P.O. Box 1234 G.T
     Queensgate House
     South Church Street
     Grand Cayman, Cayman Islands

Date: June 23, 2004

To Whom It May Concern:

     1. To secure the payment of all Obligations (as hereafter defined), Host America Corporation, a Colorado corporation (the "Company"), each of the other undersigned parties (other than Laurus Master Fund, Ltd, "Laurus")) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts (including, without limitation, the Accounts (as defined below)), deposit accounts (including, without limitation, (x) the Restricted Account (the "Restricted Account") maintained at North Fork Bank (Account Name: Host America Corporation, Account Number: 2704051727) referred to in the Restricted Account Agreement and (y) [Add deposit accounts related to soft lockbox accounts]), inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

     2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements

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referred to in the Securities Purchase Agreement (the Securities Purchase
Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.2.

     3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

          (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on SCHEDULE A, and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in any of its respective jurisdiction of organization;

          (b)  its legal name is as set forth in its respective
     Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on SCHEDULE A, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

          (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in any of its organizational identification number;

          (d) it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

          (e) it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations, (ii) non-consensual Encumbrances being contested in good faith and by appropriate proceedings for which adequate reserves have been established to the extent required by generally accepted accounting principles and
     (iii) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within ten business (10) days of the creation thereof;

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
          (f) it will, at its and the other Assignors joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

          (g) it will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $50,000 and only to the extent that:

               (i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to Laurus' first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

               (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

          (h) it will insure or cause the Collateral to be insured naming Laurus' as loss payee and additional insured, against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by such Assignor and the policies delivered to Laurus. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

          (i) it will at all reasonable times allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral during normal business hours upon prior notice;

          (j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision) or failure to comply with applicable law; and

     (k) On or prior to the 30th day following the Closing Date, each Assignor (other than Selectforce, Inc.) will irrevocably direct all of its present and future Account Debtors (as defined below) and other persons obligated to make payments constituting Collateral to make such payments directly to the lockboxes maintained by such Assignor (the "Lockboxes") with Fleet National Bank [Insert Address] or such other financial institution accepted by Laurus in writing as may be selected by the Company (the "Lockbox Bank"). Upon receipt of such payments, the

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Lockbox Bank has agreed to deposit the proceeds of such payments in those certain deposit accounts maintained at the Lockbox Bank and evidenced by the following account names and account numbers: (i) Account Name: Host , Account Number : 9485371811, (ii) Account Name: Lindley Food Service Corporation, Account Number: 9485371926, and (iii) Account Name:
GlobalNet Energy Investors, Inc., Account Number 9485371950, or such other deposit accounts accepted by Laurus in writing (collectively, the "Lockbox Deposit Accounts"). Furthermore, Selectforce, Inc. agrees to, as promptly as practicable but in no event later than five (5) business days following receipt of any payment from any Account Debtor, to deposit the proceeds of such payment into a deposit account maintained by SelectForce at the Lockbox Bank and evidenced by the following account name and account number: Account Name: SelectForce, Inc., Account
Number: 9485372398 (the "SelectForce Deposit Account"). On or prior to the Closing Date, each Assignor shall and shall cause the Lockbox Bank to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Lockbox Bank agrees to, following notification by Laurus (which notification Laurus shall only give following the occurrence and during the continuance of an Event of Default), comply only with the instructions or other directions of Laurus concerning the Lockbox and the Lockbox Deposit Accounts (it being understood that Laurus shall use commercially reasonable efforts to notify the Company of any such notification given by Laurus to the Lockbox Bank; provided that any failure to by Laurus to provide any such notification shall not affect Laurus' rights under this Master Security Agreement in any respect). All of each Assignor's (other than Selectforce, Inc.) invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of any such Assignor or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors as set forth above, any Assignor (including, without limitation, Selectforce, Inc.) receives any payments from any Account Debtor directly, such Assignor shall immediately remit such payments to the appropriate Lockbox Deposit Account in their original form with all necessary endorsements. Until so remitted, the Assignors shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property. For the purpose of this Master Security Agreement, (x) "Accounts" shall mean all "accounts", as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof, now owned or hereafter acquired by any Assignor and (y) "Account Debtor" shall mean any person or entity who is or may be obligated with respect to, or on account of, an Account.

     4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security
Agreement:

          (a) Breach of any covenant, warranty, representation or statement made or furnished to Laurus by any Assignor or on any Assignor's benefit was false or misleading in any material respect when made or furnished, and if subject to cure, shall not be cured within thirty (30) days;

          (b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

               (i) such loss is covered by insurance proceeds which are used to replace the item or repay Laurus; or

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               (ii)  said levy, seizure or attachment does not secure
          indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed, bonded or otherwise released within sixty (60) days of the creation or the assertion thereof; or

          (b) an Event of Default shall have occurred under, and as defined in, either of the Notes.

     5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. At Laurus' election, following the occurrence of an Event of Default which is continuing, (x) Laurus may notify each Assignor's Account Debtors of Laurus' security interest in the Accounts, collect them directly and charge the collection costs and expenses thereof to the Assignors joint and several account and (y) direct the Lockbox Bank to send all monies contained, or in the future deposited into, the Lockbox Account, to a deposit account maintained by Laurus (with any such monies received by Laurus to be applied in accordance with the terms of this Master Security Agreement) (it being understood that Laurus shall use commercially reasonable efforts to notify the Company of any action taken by it as set forth in this sentence; provided that any failure to by Laurus to provide any such notification shall not affect Laurus' rights under this Master Security Agreement in any respect). Upon Laurus' request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor's address shown herein or at any address appearing on Laurus' records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, Laurus shall have the immediate right to withdraw any and all monies contained in the Restricted Account and apply same to the repayment of the outstanding balance of Term Note B and any of the obligations related thereto (in such order of application as Laurus may elect).

     6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall

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
be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus' option, debited by Laurus from the Restricted Account referred to in the Restricted Account Agreement.

     7. Each Assignor appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate, effective only upon the occurrence and continuance of an Event of Default, as our attorney, with power to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor's behalf; to file financing statements against us covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign our name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney taken after the effectiveness of the appointment as aforesaid, and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, effective as aforesaid, is irrevocable so long as any Obligations remains unpaid.

     8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

     9. This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus', any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor. Laurus and each Assignor hereby
(a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection Laurus or each Assignor may have as to the bringing or maintaining of such action with any such court.

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     10.  All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below.

     11. This Master Security Agreement and the security interests granted by the Assignors hereunder shall terminate upon the provision by Laurus of written confirmation to the Company that (x) all indebtedness obligations (excluding, in any event, the Warrant) owed by any Assignor to Laurus have been repaid in full (including, without limitation, all principal, interest and fees related to the Notes and any other indebtedness outstanding at such time and owed to Laurus) and (y) all commitments by Laurus to fund any indebtedness have been terminated in their entirety.









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                              Very truly yours,

                              HOST AMERICA CORPORATION


                              By:    /s/ David Murphy
                                 --------------------------------
                              Name:  David Murphy
                                   ------------------------------
                              Title: CFO
                                    -----------------------------
                              Address:  2 Broadway
                                        Hamden, CT  06518


                              LINDLEY FOOD SERVICE CORPORATION


                              By:    /s/ Geoffrey Ramsey
                                 --------------------------------
                              Name:  Geoffrey Ramsey
                                   ------------------------------
                              Title: CEO
                                    -----------------------------
                              Address: 201 Wallace St.
                                       New Haven, CT  06511


                              SELECTFORCE, INC.


                              By:    /s/ Geoffrey Ramsey
                                 --------------------------------
                              Name:  Geoffrey Ramsey
                                   ------------------------------
                              Title: CEO
                                    -----------------------------
                              Address:  200 NW 66th
                                        Oklahoma City, OK  73113


                              GLOBALNET ENERGY INVESTORS, INC.


                              By:    /s/ Geoffrey Ramsey
                                 --------------------------------
                              Name:  Geoffrey Ramsey
                                   ------------------------------
                              Title: CEO
                                    -----------------------------
                              Address:  1840 Hutton Dr.
                                        Carrollton, TX  75006

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                              ACKNOWLEDGED:


                              LAURUS MASTER FUND, LTD.


                              By:    /s/ David Grin
                                 --------------------------------
                              Name:  David Grin
                                   ------------------------------
                              Title: Managing Partner
                                    -----------------------------









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                               SCHEDULE A


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[Insert Assignors]
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